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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 18, 2004

                          MEMORY PHARMACEUTICALS CORP.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                 000-50642                04-336475
         --------                 ---------                 ----------
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                 Identification No.)


                               100 PHILIPS PARKWAY
                           MONTVALE, NEW JERSEY 07645
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (201) 802-7100



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 18, 2004, Memory Pharmaceuticals Corp. announced its financial results for the three months ended March 31, 2004. A copy of the Press Release is furnished pursuant to this Item 12 as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Item 12 of Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MEMORY PHARMACEUTICALS CORP.



                                          By:   /s/  Dennis Keane
                                                ----------------------
                                                Dennis Keane
                                                Chief Financial Officer


Date:    May 18, 2004



                                       2


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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number      Description
--------    -----------

99.1        The Registrant's Press Release dated May 18, 2004.